Exhibit 99.2

Investment Portfolio As of March 31, 2010 State Street

2 Asset-backed securities (ABS)Mortgage-backed securitiesCommercial mortgage-backed securities (CMBS) $57 billion $10 billion $29 billion Corporate bonds Municipals Treasuries Agency debentures Agency mortgages Small Business Administration loans OECD governments Investment Portfolio ASSETS: INVESTMENT PORTFOLIO (PERIOD END 03/31/10) Government / Agency Structured Securities Unsecured Credit Portfolio amounts are expressed at Book Value; Book Value includes the amortized cost of the transferred securities at the time they were transferred. OECD=Organization for Economic Cooperation and Development

3 Assets selected using rigorous credit process Diversified by asset class and geography 80.2% AAA / AA rated Constructed to perform well through periods of economic weakness Unrealized after-tax available for sale (AFS) & held to maturity (HTM) mark to market (MTM) loss = $(1.435)B(1) US$ in billions AAA AA A BBB <BBB NR Total 03/31/10 $65.5 $11.2 $6.8 $3.0 $7.9 $1.2 $95.6 68.5% 11.7% 7.1% 3.1% 8.3% 1.3% 100.0% 12/31/09 $66.8 $11.3 $6.8 $3.5 $7.5 $1.4 $97.3 68.6% 11.6% 7.0% 3.6% 7.8% 1.4% 100.0% 12/31/08 $61.6 $8.8 $3.9 $2.9 $0.8 $0.8 $78.8 78.2% 11.1% 4.9% 3.7% 1.1% 1.0% 100.0% 12/31/07 $67.0 $4.9 $2.2 $0.8 - $0.8 $75.7 88.5% 6.5% 2.9% 1.1% - 1.0% 100.0% INVESTMENT PORTFOLIO DETAIL (PERIOD END 03/31/10) Investment Portfolio Portfolio amounts are expressed at Book Value; Book Value includes the amortized cost of the transferred securities at the time they were transferred. (1) At 03/31/10: After-tax Unrealized MTM Gain/(Loss) includes after-tax unrealized loss on securities available for sale of $(807)M, after-tax unrealized gain on securities held to maturity of $306M and after-tax unrealized loss primarily related to securities transferred from available for sale to held to maturity of $(934)M.

STATE STREET

Investment Portfolio

INVESTMENT PORTFOLIO (AT PERIOD END)

	Q4 '08	Q1 '09	Q2 '09	Q3 '09	Q4 '09	Q1 '10	Q1 '10 Asset Value
Size of portfolio	$78.8B	$77.5B	$86.7B	$97.6B	$97.3B	$95.6B	—
Ratings	78.2% AAA 11.1% AA	73.1% AAA 11.2% AA	67.3% AAA 12.3% AA	68.8% AAA 11.6% AA	68.6% AAA 11.6% AA	68.5% AAA 11.7% AA	—
Unrealized after-tax MTM gain/(loss)	$(6,316)M	$(5,851)M	$(4,747)M	$(2,985)M	$(2,286)M	$(1,435)M[3]	—
Credit watch[1]	62	308	88	125	70	391	$7.5B
Credit watch ex Munis[1]	21	173	84	123	68	391	$7.5B
Downgrades[2]	935	423	380	344	112	189	$5.3B
Downgrades ex Munis[2]	164	287	164	307	76	181	$5.2B
Defaults	0	0	7[4]	0	6[5]	9[5]	$125M

Portfolio amounts are expressed at Book Value; Book Value includes the amortized cost of the transferred securities at the time they were transferred.

(1) Securities/municipals and corporate issuers added to negative credit watch within the respective quarter, excluding downgrades.
(2) Securities/municipals and corporate issuers downgraded in respective quarter. We report downgrades based on the lower of the Moody's or S&P ratings; based on this methodology approximately $1.6 billion of the $5.2 billion has been downgraded by another rating agency and reported in previous quarters, leaving $3.6 billion net new downgrades in the first quarter.
(3) At 03/31/10: After-tax Unrealized MTM Gain/(Loss) includes after-tax unrealized loss on securities available for sale of $(807)M, after-tax unrealized gain on securities held to maturity of $306M and after-tax unrealized loss primarily related to securities transferred from available for sale to held to maturity of $(934)M.
(4) Due to Syncora wrap.
(5) Previously discounted or impaired.

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5 Investment Portfolio HOLDINGS BY ASSET CLASS (PERIOD END 03/31/10) Ratings Book Value  ($B) Book Value (% Total) Unrealized After-tax  MTM Gain/(Loss) ($M)  Investment  AAA AA A BBB <BBB NR    # CUSIPS Government/Agency securities 96% —  4% —  —  —  13.3 13.9 4  488 Asset-backed securities 70% 13% 7% 3% 7% —  44.9 47.0 (866) 1,373 Mortgage-backed securities 73% 2% 2% 3% 20% —  23.2 24.3 (510) 1,743 Commercial mortgage-backed securities 86% 5% 6% 3% —  —  4.0 4.2 (107) 139 Corporate bonds 3% 18% 52% 27% —  —  2.9 3.0 58  189 Municipal bonds 13% 54% 24% 6% —  3% 2.9 3.0 54  5,337 Clipper tax-exempt bonds/other 15% 59% 1% —  —  25% 4.4 4.6 (68) 483 TOTAL PORTFOLIO 68.5% 11.7% 7.1% 3.1% 8.3% 1.3% 95.6 100.0 (1,435)(1)  9,752   Portfolio amounts are expressed at Book Value; Book Value includes the amortized cost of the transferred securities at the time they were transferred. (1) At 03/31/10: After-tax Unrealized MTM Gain/(Loss) includes after-tax unrealized loss on securities available for sale of $(807)M, after-tax unrealized gain on securities held to maturity of $306M and after-tax unrealized loss primarily related to securities transferred from available for sale to held to maturity of $(934)M.

6 Investment Portfolio ASSET-BACKED SECURITIES HOLDINGS (PERIOD END 03/31/10) Ratings Book Value  ($B) Book Value  (% Total) Unrealized After-tax  MTM Gain/(Loss) ($M)  Investment  AAA AA A BBB <BBB NR    # CUSIPS Student Loans 89% 10% 1% —  —  —  13.3 29.6 (325) 229  Credit Cards 90% 2% 4% 2% 2% —  7.1 15.8 38  144 Auto/Equipment 84% 1% 14% 1% —  —  1.8 4.0 32  85 Foreign RMBS 73% 12% 11% 2% 2% —  14.0 31.2 254  402 CLOs  31% 48% 11% 6% 4% —  2.2 4.9 151  74 Sub-Prime 11% 26% 11% 4% 48% —  4.8 10.7 (987) 343 HELOC —  24% 1% 10% 65% —  0.4 0.9 (6) 45 Other 24% 10% 28% 24% 14% —  1.3 2.9 (23) 51 TOTAL ABS 70.0% 12.8% 7.2% 2.6% 7.4% —  44.9 100.0 (866) 1,373 Portfolio amounts are expressed at Book Value; Book Value includes the amortized cost of the transferred securities at the time they were transferred.RMBS = Residential Mortgage Backed Securities; CLO = Collateralized Loan Obligation; HELOC = Home Equity Line of Credit

7 Investment Portfolio ASSET- BACKED SECURITIES COLLATERALIZED BY SUB-PRIME FIRST- LIEN MORTGAGES (AT PERIOD END) Q4 ’08 Q1 ’09 Q2 ’09 Q3 ’09 Q4 ’09 Q1 ’10 Q1 ‘10  Asset Value Size of portfolio $5.8B $5.7B $5.5B $5.2B $5.1B $4.8B — Ratings 38% AAA 32% AA,  10% A 17% BBB,  3% <BBB 17% AAA 28% AA,  9% A 10% BBB,  36% <BBB 14% AAA 29% AA,  9% A 11% BBB,  37% <BBB 13% AAA 26% AA,  11% A 6% BBB,  44% <BBB 12% AAA 27% AA,  11% A 6% BBB,  44% <BBB 11% AAA 26% AA,  11% A 4% BBB,  48% <BBB  Credit enhancement 42.7% 42.3% 41.7% 40.9% 40.9% 41.2% — Unrealized MTM  After-tax Gain/(Loss) $(1,210)M $(1,458)M $(1,544)M $(1,282)M $(1,141)M $(987)M — Credit watch(1) 3 30 0 8 1 205 $3,782M Downgrades(2) 75 150 22 103 17 43 $923M Defaults 0 0 0 0 0 0 $0 Portfolio amounts are expressed at Book Value; Book Value includes the amortized cost of the transferred securities at the time they were transferred. (1) Securities/municipals and corporate issuers added to negative credit watch within the respective quarter, excluding downgrades. (2) Securities/municipals and corporate Issuers downgraded in respective quarter.

STATE STREET

Investment Portfolio

STRESS COVERAGE: ASSET-BACKED SECURITIES PORTFOLIO (PERIOD END 03/31/10)

Govt. student loans: $12.4B	HCL: <0.2% Avg. CE: >100% - 97% govt. guarantee + 7.0% CE	SFL: 12% - Historic default rate before government guarantees with 0% recoveries With >100% credit enhancement, no risk of loss
Private student loans: $0.9B	HCL: 6.20% - With insurance Avg. CE: 14.0%	SFL: 12.1% - Assumes no insurance; industry/rating agency assumption Coverage: 1.16x
Credit cards: $7.1B	HCL: 9.91% - Wgtd. avg. charge-offs Avg. CE: 26.20%	SFL: 12.00% - Industry projected wgtd. avg. charge-offs Coverage: 2.02x
Auto/equipment: $1.8B	HCL: 0.8% - Excluding wrapped deals Avg. CE: 13.5% - Excluding wrapped deals	SFL: 1.9% - Using worst vintage in 10 years (2001) blended by portfolio weighting, excluding wrapped deals Coverage: 7.11x
Foreign RMBS: $14.0B	HCL: 0.24% Avg. CE: 10.61%	SFL: 1.91% - Aggregate regional projection averaged by holdings Coverage: 5.55x
CLO/CREs: $2.2B	HCL: 2.12% - Current Gross Defaults Avg. CE: 29.50%	SFL: 10.6% - Historical annual 4.4% default rate over 4 years with 60% loss severity Coverage: 2.78x
Sub-prime: $4.8B	HCL: 9.57% Avg. CE: 41.24% - AAA 58.44%, AA 56.55%	SFL: 35.10% - Roll rate analysis average cumulative loss across all vintages Coverage: 1.74x – Gives benefit to bonds carried at a discount
HELOC: $0.4B	HCL: 0% - With insurance Avg. CE: 2.25% overcollateralization plus monoline insurance	SFL: If all monoline wrappers except FSA fail and defaults stay elevated in perpetuity, and we have 20% recoveries, on a present value basis pre-tax loss is = $0M

HCL = historic cumulative loss; Avg. CE = average credit enhancement; CRE= Commercial Real Estate; SFL = STT's stressed future losses; Coverage = Avg. CE/SFL

See Appendix for additional information.

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9 Investment Portfolio MORTGAGE-BACKED SECURITIES HOLDINGS (PERIOD END 03/31/10) Ratings Book Value  ($B) Book Value   (% Total) Unrealized After-tax  MTM Gain/(Loss) ($M)  Investment  AAA AA A BBB <BBB NR    # CUSIPS Agency MBS 100% —  —  —  —  —  15.5 57.0 102  1,321 Non-Agency MBS 17% 7% 6% 10% 60% —  7.7 28.3 (612) 422 CMBS 86% 5% 6% 3% —  —  4.0 14.7 (107) 139 TOTAL MBS 74.5% 2.6% 2.5% 3.4% 17.0% —  27.2 100.0 (617) 1,882

10 Investment Portfolio STRESS COVERAGE: MORTGAGE-BACKED SECURITIES PORTFOLIO (PERIOD END 03/31/10) Agency MBS: $15.5B 100% AAA-backed primarily by Fannie Mae, Freddie Mac & Ginnie Mae Securities No losses expected Non-Agency Prime MBS: $6.0B      HCL: 1.59% Avg. CE: 8.45% SFL: 11.75% - Roll rate analysis Coverage: 1.18x - Gives benefit to bonds carried at a discount  Alt-A: $1.7B HCL: 4.12% Avg. CE: 16.89% SFL: 24.33% - Roll rate analysis Coverage: 1.64x - Gives benefit to bonds carried at a discount  CMBS: $4.0B HCL: 0.41% Avg. CE: 25.24% SFL: 9.95% - Highest historic cumulative loss for any single CMBS deal Coverage: 2.54x HCL = historic cumulative loss; Avg. CE = average credit enhancement; SFL = STT’s stressed future losses; Coverage = CE/SFL See Appendix for additional information.

11 Investment Portfolio INVESTMENT PORTFOLIO - MONOLINE INSURANCE COVERAGE (PERIOD END 03/31/10) Philosophy: Assets are purchased based on an independent assessment of their underlying credit quality, not based on the insurance “wrap” provided As a result, our exposure to “wraps” for protection is secondary and is relatively small Diversified by monoline insurer $3.17B of insurance covers 3,972 issues Municipal bonds: $1.94B (3,876 issues) Sub-prime asset-backed securities: $72M (26 issues) Home equity lines of credit: $430M (45 issues) If all securities were “unwrapped,” the 80.2% AAA/AA rating would become 79.1% AAA/AA rating* * Estimate based on rating agency methodology.

12 Investment Portfolio INVESTMENT PORTFOLIO—MONOLINE INSURANCE COVERAGE (PERIOD END 03/31/10) AAA AA A BBB <BBB NR Total Credit quality 68.5% 11.7% 7.1%  3.2% 8.3% 1.2% 100% Credit quality unwrapped* 68.3% 10.8% 7.8% 3.3% 8.3% 1.5% 100% AAA & AA Combined Credit quality 80.2% Credit quality unwrapped* 79.1% * Estimate based on rating agency methodology.

13 Investment Portfolio TOTAL MONOLINE EXPOSURE (PERIOD END 03/31/10) # - Number of cusips

14 Investment Portfolio APPENDIX

15 Investment Portfolio – Appendix INFORMATION CONCERNING OUR INVESTMENT PORTFOLIO The following is intended to provide a general overview of the terms, analysis and our monthly surveillance process used in the foregoing slides that discuss State Street Corporation’s (“State Street”) investment portfolio. As a general matter, the preceding slides summarize key performance statistics including credit enhancement and the stress analysis, as determined by State Street for each asset position. It should be noted that slides represent a point in time depiction and that results can fluctuate each month.We place our securities into asset classes using industry standard nomenclature. Some of the asset classes detailed in the slides include government student loans (“Govt. student loans”), private student loans, credit cards, automobile and equipment (“Auto/equipment”), foreign residential mortgage-backed security (“Foreign RMBS”), collateralized loan obligations (“CLOs”), sub-prime mortgages (“Sub-prime”), Home Equity Line of Credit (“HELOC”), agency mortgage-backed security (“Agency MBS”), non-agency mortgage-backed security, non-alternative A (“Non-Agency MBS, Non-Alt-A”), non-agency mortgage-backed security, alternative A (“Non-Agency MBS, Alt-A”), and commercial mortgage-backed securities (“CMBS”). As noted in the slides, State Street’s investment portfolio contains asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”). ABS represent a secured interest in a pool of assets, while MBS represent ownership of an undivided interest in a group of mortgages. In evaluating each asset position for potential stressed future losses (“SFL”), State Street considers a number of factors including historical cumulative loss (“HCL”), average credit enhancement (“Avg. CE”), and State Street’s coverage amount (“Coverage”). The calculation of each of these factors is discussed in detail and with more specificity below. SFL Stressed future losses are State Street’s estimate of potential future losses under a stressed economic scenario. We can not provide a generic calculation applicable across all asset classes as our estimates for each asset class are unique and in many cases are not a calculation, but a figure based upon our subjective assessment of relevant worst case historical performance. In the cases where we calculate a projected loss ourselves we describe the calculation in the slides. As SFL can be based upon historical worst case scenarios, SFL will vary among the asset classes, which we describe in our slides. Certain assumptions made by State Street in estimating SFL for various asset classes are set forth below.

16 Investment Portfolio - Appendix Government Student Loans:  Based on the average Sallie Mae Non-consolidation FFELP vintages 2001-2006. Private Student Loans:  Based on forecasted private student loan gross default rates of 17.85% with a recovery rate of approximately 48%. Credit Cards:  Based on the average industry projections for peak charge-offs in the current credit cycle. Auto/Equipment:  Based on the worst annual cumulative net loss vintage (2001) going back to 1997 using 65% Barclay’s prime auto index, 34% Barclay’s near prime auto index, and 1% Barclay’s sub prime index, consistent with the split of the portfolio’s prime, near prime, and sub prime auto holdings after backing out deals wrapped by monoline insurers. This is combined with the worst experience of an agency international auto index on a 33% US, 67% non-US weighted basis. Foreign RMBS:  Applied the following assumptions weighted by regional exposure Australian MBS: 0.0% No losses expected Dutch MBS: 0.5% Based on historical Dutch performance, which in recent years has been 0.05% UK Prime MBS: 2.5% Used a simple average of five worst historical performing vintages, using historical severities UK Non-conforming: 7.5% No historical performance available, so used 3X Prime, which is consistent with that used by rating agencies Spanish MBS: 3.0% Used a 4x multiple to the worst performing Spanish RMBS transaction’s cumulative default rate and a historically conservative recovery rate Italian MBS: 1.5% Used a 2x multiple to the worst performing Italian RMBS transaction’s cumulative default rate and a historically conservative recovery rate Russian MBS: 8.0% Used a 4x multiple to the worst performing Russian RMBS transaction’s cumulative default rate and a historically   conservative recovery rate Greek MBS: 1.0% Used an additional 2-3x stress to the worst performing Greek RMBS transaction’s cumulative gross default figure, which was 0.7% Portuguese MBS: 4.0% Used a 4x multiple to the worst performing Portuguese RMBS transaction’s cumulative default rate and a historically conservative recovery rate CLOs:  Based on an industry projection of 12% spec. grade default rate with half of the long-term recovery rate on senior secured bank loans of 70%. The average recovery rate of 70% is from data covering issues from 1982-2005.

17 Investment Portfolio - Appendix Subprime:  Calculated by applying projected loss assumptions to the remaining pool of mortgages based upon the stage within the delinquency pipeline, (i.e. current to foreclosure), to obtain a projected future gross loss. A 70% severity rate for 2006 and 2007 vintages, a 65% for 2005 vintages, and a 55% severity rate for vintages prior to 2005 was applied to obtain the stressed future net loss. HELOC:  Main assumptions include – 100% loss severity, projected loss rate of current 3-month average loss rate and projected payment rates at current 3-month average payment rates. Agency MBS:  No losses are assumed due to implied (Fannie Mae and Freddie Mac) or explicit (Ginnie Mae) government guarantee. Non-Agency MBS (Prime):  Calculated by applying projected loss assumptions to the remaining pool of mortgages based upon the stage within the delinquency pipeline, (i.e. current to foreclosure), to obtain a projected future gross loss. An interpolated severity based on current LTV and a future negative HPA assumption. Non-Agency MBS (Alt-A):  Calculated by applying projected loss assumptions to the remaining pool of mortgages based upon the stage within the delinquency pipeline, (i.e. current to foreclosure), to obtain a projected future gross loss. An interpolated severity based on current LTV and a future negative HPA assumption. CMBS:  Based on the worst historical cumulative loss ever experienced by any one CMBS securitized deal.

STATE STREET

Investment Portfolio - Appendix

- **HCL**
  Historical cumulative loss is determined by State Street based upon data obtained from third party providers.

- **Avg. CE**
  Credit enhancement is determined by State Street based upon data obtained from third party providers. CE can include excess spread for the most recent year, over-collateralization, cash reserves, and subordination.

- **Coverage**
  Coverage is calculated by dividing CE by SFL, which results in the coverage multiple. Coverage is provided as a measure of excess enhancement above our projected future losses under a stressed economic scenario.

As noted above and in the slides, in performing these calculations we collect and use information provided by third party providers. The information we used to create these slides included information from the latest surveillance reports that included data from servicer reports received during the most recent month. Third party sources use assumptions, judgments and estimates in determining data, and different third parties may provide different data. It should be noted that certain securities report on a quarterly vs. monthly basis. For those securities, the most recent available information was used. It should be noted that industry information, rather than portfolio experience was used in certain instances where industry information resulted in a more conservative approach. State Street does not independently verify the data obtained from third party providers that is used in determining and estimating SFL, HCL, Avg. CE and Coverage and the information is subject to the risk of inaccuracy. As noted above and in the slides, State Street's estimates are based upon various subjective assumptions, and there is no assurance that these assumptions accurately predict maximum potential or likely future losses.

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